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                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K for the period ending December 31, 2002, of East Coast Power, L.L.C. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert
W. Baker, President (Principal Executive Officer), certify (i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                             /s/ Robert W. Baker
                                             -----------------------------------
                                             Robert W. Baker
                                             President
                                             (Principal Executive Officer)

                                             March 28, 2003